UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2012

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont	05701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (802) 775-0325

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2012, Casella Waste Systems, Inc. (the “Company”), its material subsidiaries, certain of the lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into an amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of March 18, 2011 (the “Original Credit Agreement” and, as amended by the Amendment, the “Credit Agreement”).

The Amendment modified the financial covenants set forth in Sections 7.11(a), (b) and (c) of the Original Credit Agreement.  As a result of the Amendment, the Company expects to be in compliance with all financial covenants for the period ended April 30, 2012, and the financial covenants (as currently in effect) are as follows.

Minimum Interest Coverage Ratio

Four Fiscal Quarters Ending	Minimum Interest Coverage Ratio
April 30, 2012 through July 31, 2012	2.15:1.00
October 31, 2012 through January 31, 2013	2.25:1.00
April 30, 2013 and thereafter	2.50:1.00

Maximum Consolidated Total Funded Debt to Consolidated EBITDA

Four Fiscal Quarters Ending	Maximum Consolidated Total Funded Debt to Consolidated EBITDA
April 30, 2012 through January 31, 2014	5:25:1.00
April 30, 2014 through January 31, 2015	5.00:1.00
April 30, 2015 through January 31, 2016	4.75:1.00
April 30, 2016 and thereafter	4.50:1.00

Maximum Consolidated Senior Funded Debt to Consolidated EBITDA

Four Fiscal Quarters Ending	Maximum Consolidated Senior Funded Debt to Consolidated EBITDA
April 30, 2012 through January 31, 2014	3.25:1.00
April 30, 2014 through January 31, 2016	3.00:1.00
April 30, 2016 and thereafter	2.75:1.00

The Amendment provides for adjustments to these financial covenants in the event that the Company undertakes future financing activities.

The earliest scheduled maturity date under the Credit Agreement remains March 31, 2014 (on which date maturity will continue to be triggered if the Company has not refinanced its outstanding Second Lien Notes by March 1, 2014).  The Amendment permits the Company to use proceeds of a Term Loan B or other subordinated financings which may be obtained by the Company to refinance the Company’s outstanding Second Lien Notes but restricts the Company from using revolving loans for that purpose.  If the Company’s Second Lien Notes are refinanced by such date, the maturity date of the revolving loans under the Credit Agreement remains March 18, 2016.

While the Company has achieved additional covenant headroom with the Amendment, the Company has no plans to change its delevering strategy.

Forward-Looking Statements

Statements in this Current Report on Form 8-K concerning the Company’s future expectations, plans and prospects, including without limitation, statements regarding the Company’s delevering strategy or future compliance with financial covenants, constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include or relate to, among other things: current economic conditions that have adversely affected and may continue to adversely affect the Company’s revenues and its operating margin as well as those risks more fully discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. The Company does not undertake any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: May 2, 2012	By:	/s/ John W. Casella
John W. Casella
Chairman and Chief Executive Officer